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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  December 31, 1993



                             TERRA INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



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
             MARYLAND                                   1-8520                       52-1145429
      (State or other jurisdiction of              (Commission File                  (I.R.S. Employer
       incorporation or organization)                   Number)                     Identification No.)


           TERRA CENTRE
         600 FOURTH STREET
          P. O. BOX 6000
         SIOUX CITY, IOWA                             51102-6000
(Address of principal Executive offices)              (Zip Code)
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      Registrant's telephone number, including area code:  (712) 277-1340




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ITEM 2.  Acquisition or Disposition of Assets.

          On December 31, 1993, pursuant to an Asset Purchase Agreement ("Agreement") among Asgrow Florida Company (AFC), The Upjohn Company ("Upjohn") and Terra International, Inc. ("Terra International"), Terra International acquired most of the assets of AFC, including real property, machinery, vehicles, accounts receivable and inventory. AFC is a wholly owned subsidiary of Asgrow Seed Company, which in turn is a wholly owned subsidiary of Upjohn. Terra International is a wholly owned subsidiary of Terra Industries Inc. AFC and Terra International are engaged in the business of marketing, selling and distributing fertilizers, seeds, herbicides, pesticides and other agricultural products through outlets in Florida. Terra International will assimilate the 12 retail locations in Florida formerly owned by AFC into its existing network of Florida sales locations, and will initially operate its Florida business under the name Terra Asgrow Florida. Terra International paid Upjohn approximately $31 million cash for the purchased assets at closing, which amount was based on the value of the purchased assets as determined by management of Terra International.

ITEM 7.  Financial Statements and Exhibits.

(a), (b) Financial Statements of Businesses Acquired and Pro Forma Financial Information.

          It is impracticable to provide the historical and pro forma financial statements for the purchased assets, required by Item 7 of Form 8-K, by the date on which the report on Form 8-K relating to the above-described acquisition would be required to be filed under the Securities Exchange Act of 1934. Such financial statements will be filed with the Securities and Exchange Commission under cover of Form 8 as soon as practicable, but not later than 60 days after January 15, 1994, the date on which such report on Form 8-K would be required to be filed.

(c) Exhibits.

          Exhibit 2. Asset Purchase Agreement dated as of December 30, 1993, by and between Terra International, Inc., The Upjohn Company and Asgrow Florida Company.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



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                                                   TERRA INDUSTRIES INC.


                                                   /S/ George H. Valentine
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Date:  January 11, 1994                            George H. Valentine
               --                                  Vice President and General Counsel

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                                EXHIBIT INDEX


Exhibit 2 --   Asset Purchase Agreement dated as of December 30, 1993, by and between Terra International, Inc., The Upjohn Company and Asgrow
               Florida Company.